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                                                                     EXHIBIT 4.1

CLASS A COMMON STOCK                                        CLASS A COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN
  SALT LAKE CITY AND NEW YORK CITY           SEE REVERSE FOR CERTAIN DEFINITIONS


                                WEIDER NUTRITION
                              INTERNATIONAL, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

WEIDER NUTRITION INTERNATIONAL, INC. transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the said  [ CORPORATE ]   caused this Certificate to be
Corporation has signatures of      SEAL       endorsed by the facsimile sealed
its duly authorized officers       1996       with the facsimile seal of the
and to be Dated:              [  DELAWARE ]   Corporation.



    [Signature]                                           [Signature]
     Secretary                                             Chairman


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                                                WEIDER NUTRITION INTERNATIONAL, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be constrained as though they were written out in full accounting to applicable laws or regulations:

  TEN COM - as tenant in common                                UNIF. GIFT MIN ACT -                    CUSTODIAN
  TEN ENT - as tenants ????                                                        -------------------           ---------------
   JT TEN - as joint tenant with right of ownership                                    (Cust.)                      (Minor)
            and as tenant in common
                                                                                           under Uniform Gifts to Minors Act

                                                                                   ---------------------------------------------
                                                                                                       State

                                Additional abbreviations may also be used though not in above list.

For Value Received,                                                                          hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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                                                                                                                            Shares
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of Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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------------------------------------------------------------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,
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                                                                 X
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NOTICE: THE SIGNATURE(S) TO THIS AGREEMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE
IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.


                                                                 X
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                                                                 SIGNATURE(S) GUARANTEED.


                                                                 By
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                                                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                                                 INSTRUCTION, STOCK ????? SAVINGS AND LOAN ASSOCIATION AND CREDIT
                                                                 UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE  MEDAL
                                                                 PROGRAM, PURSUANT TO SEC FILE         .

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